UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 28, 2004

WALTER INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13711	13-3429953
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4211 W. Boy Scout Boulevard, Tampa, Florida		33607
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (813) 871-4811

NOT APPLICABLE

(Former name or former address, if changed since last report)

Item 9.    Regulation FD Disclosure and Item 12.  Results of Operations and Financial Conditions

The following information is furnished pursuant to Item 9 “Regulation FD Disclosure” and Item 12 “Results of Operations and Financial Condition:”

On April 28, 2004 Walter Industries Inc.’s issued a press release setting forth Walter Industries, Inc.’s first quarter 2004 earnings.  A copy of Walter Industries, Inc.’s press release is attached hereto as Exhibit 99 and hereby incorporated by reference.

Item 9.    Regulation FD Disclosure

The following is furnished pursuant to Item 9 “Regulation FD Disclosure”:

On April 28, 2004 Walter Industries, Inc. announced the resignation of Brad Kitterman, President United States Pipe and Foundry Company, Inc. effective May 10, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER INDUSTRIES, INC.

	By:	/s/ Victor P. Patrick
	Title:	Victor P. Patrick
Sr. Vice President, General Counsel and Secretary

Date: April 29, 2004

Exhibit Index

(99) Press release, dated:  April 28, 2004, issued by Walter Industries, Inc.